UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2020

LAS VEGAS XPRESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-218746	88-0203182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2831 St. Rose Parkway, Suite # 200

Henderson, NV 89052

(Address of principal executive offices) (zip code)

561-926-3083

(Registrant’s telephone number, including area code)

Copies to:

Joseph Cosio-Barron

2831 St. Rose Parkway, Suite # 200

Henderson, NV 89052

415-990-8141

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 15, 2020, Michael Barron resigned from his position as member of the Board of Directors of Las Vegas Xpress, Inc. (the “Company”).  Mr. Barron’s resignation was not the result of any disagreement with the Company or other matter relating to the Company’s operations, policies or practices. Albert Koenigsberg, President & CEO of Las Vegas Xpress, Inc. stated: “On behalf of the Board of Directors of Las Vegas Xpress, Inc. and my transition team we’d like to thank Mr. Barron for working with us over the past two months.”

Item 9.01 Financial Statements and Exhibits.

Exhibits	Description

10.1	Letter of Resignation from Michael Barron dated July 15, 2020

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAS VEGAS XPRESS, INC.

Date: July 15, 2020	By:	/s/ Albert Koenigsberg
	Name:	Albert Koenigsberg
	Title:	Chief Executive Officer

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